SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                        May 1, 1997
          Date of Report (Date of earliest event reported)


                AMERICAN OILFIELD DIVERS, INC.
     (Exact name of Registrant as specified in its charter)


    LOUISIANA             0-22032             72-0918249
 (State or other      (Commission File     (I.R.S. Employer
   jurisdiction           Number)           Identification
of incorporation).                             Number)

                 130 East Kaliste Saloom Road
                  Lafayette, Louisiana  70508
             (Address of principal executive offices)  (Zip Code)

                        (318) 234-4590
        (Registrant's telephone number, including area code)


                        Not Applicable
    (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On  May  1, 1997, American Oilfield Divers, Inc.
("Registrant"),  announced its first quarter earnings
for the quarter ended  March  31,  1997  and  related
matters.   Such  matters  are  described in the press
release attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

     (a) No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press release issued by the Registrant on May 1, 1997 announcing its first quarter earnings for the quarter ended
               March 31, 1997 and related matters.


                     SIGNATURES

     Pursuant to the  requirements  of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        By:  /s/ Cathy M. Green
                           __________________________
                                 Cathy M. Green
                             Vice President and
                            Chief Financial Officer
Dated:  May 2, 1997

                     EXHIBIT INDEX


99.1   Press release issued by the Registrant
       announcing its first quarter earnings
       for the quarter ended March 31,  1997
       and related matters.